Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Astec Industries, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, J. Don Brock, Chief Executive Officer of the Company, and F. McKamy Hall, Chief Financial Officer of the "Company", certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Don Brock J. Don Brock Chairman of the Board, Chief Executive Officer and President May 8, 2007

/s/ F. McKamy Hall F. McKamy Hall Chief Financial Officer, Vice President and Treasurer May 8, 2007